SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant                                                     ☒

Filed by a Party other than the Registrant                     ☐

Check the appropriate box:

☐                Preliminary Proxy Statement
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☒               Definitive Proxy Statement
☐                Definitive Additional Materials
☐                Soliciting Material Pursuant to Section 240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒               No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

To the Stockholders of Arrhythmia Research Technology, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Friday, April 30, 2010.  The Annual Meeting will begin at 10:00 a.m. local time at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts.

This year we are pleased to be again using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials and annual report over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2009 Annual Report on Form 10-K.  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2009 Annual Report on Form 10-K and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail.  This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.  Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Arrhythmia Research Technology, Inc. and are working hard to build a company that we are all proud to own.

We look forward to seeing you in Cambridge on April 30, 2010.

Very truly yours,
By: /s/ E.P. Marinos
E. P. Marinos
Chairman of the Board

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, April 30, 2010

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts, on Friday, April 30, 2010, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To elect one Class III director to hold office for three years and until his successor is duly elected and qualified.

2.	To approve the adoption of the Company’s 2010 Equity Incentive Plan.

3.	To ratify the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

4.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

5.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on March 4, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other shareholders on the Internet.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ E.P. Marinos
E. P. Marinos
Secretary
Fitchburg, Massachusetts
March 15, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 30, 2010, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/ARTHRT/2010.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
Why would the annual meeting be postponed?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are the Company’s principal executive offices?
How can I obtain additional information about the Company?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4

ADDITIONAL INFORMATION
APPENDIX I: Arrhythmia Research Technology Inc. 2010 Equity Incentive Plan
APPENDIX II: Proxy Card

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held April 30, 2010

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME THIS PROXY STATEMENT?

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts, on April 30, 2010 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return a proxy card.

WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?

Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC"), has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you about how you may (1) access and review our proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about March 19, 2010.

The Proxy Materials are available at www.CSTPROXY.COM/ARTHRT/2010. Enter the 12-digit control number located on the Notice of Internet Availability or proxy card.

HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?

Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	The election of one nominee for Class III director identified below, to serve for three years;

2.	The approval of the adoption of the Company’s 2010 Equity Incentive Plan.

3.	The ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010;

4.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and

5.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of the Company’s voting stock at the close of business on March 4, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,675,481 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy.  On the record date, there were 2,675,481 shares outstanding and entitled to vote.  Thus, 1,337,741 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED?

The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Stockholders may deliver their proxies either:

(1)	Electronically over the Internet as outlined in the Notice of Internet Availability; or

(2)	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability.

Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the nominee for Class III director identified below;

2.	FOR the approval of the adoption of the Company’s 2010 Equity Incentive Plan;

3.	FOR the ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on April 30, 2010, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.            You may send in another proxy with a later date.

2.
You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.            You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:  Election of Directors.

A plurality of the eligible votes cast is required to elect a director nominee.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.  Shares not represented in person or by proxy at the Annual Meeting and broker non-votes will have no effect on the election of directors.

Proposal 2:  Approval of the adoption of the Company’s 2010 Equity Incentive Plan.

The approval of Proposal 2, the approval of the adoption of the Company’s 2010 Equity Incentive Plan, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proposal 3:  Ratification of independent registered public accounting firm.

The approval of Proposal 3, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proposal 4:  Adjournment of the Annual Meeting.

The approval of Proposal 4, the adjournment of the Annual Meeting, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions will be counted toward the tabulation of votes present or represented on Proposals 2 through 4 and will have the same effect as votes “Against” these proposals.  New York Stock Exchange rules prohibit brokers from voting on Proposals 1 and 2 without receiving instructions from the beneficial owner of the shares.  In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on those proposals and so will have no effect on the vote.  Please note that this year the rules regarding how brokers may vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the By-Laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?

The Company’s principal executive offices are located at 25 Sawyer Passway, Fitchburg, Massachusetts and our telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that the Company file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov.  In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm.  You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (1)
Chambers Medical Foundation	276,268(2)	10.3%
Edwin K. Hunter, Trustee 1807 Lake Street Lake Charles, LA 70601

FMR LLC	271,041(3)	10.1%
Fidelity Management & Research Co. 82 Devonshire Street Boston, MA 02109
__________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)	Based on information included in a Schedule 13D/A filed with the SEC on March 9, 2007 and a Form 4 filed with the SEC on April 5, 2007 by the Chambers Medical Foundation.

(3)	Based on information included a Schedule 13G/A filed with the SEC on April 9, 2009.

Security Ownership of Directors and Executive Officers

The following table shows, as of the Record Date, the securities owned by each director and nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Julius Tabin, Ph.D.	132,824(2)	4.9%
Paul F. Walter, M.D.	78,055(2)	2.9%
E. P. Marinos	67,948(2)	2.5%
Jason R. Chambers	65,249(3)(4)	2.4%
James E. Rouse	18,800(5)	*
David A. Garrison	22,500(6)	*
All Executive Officers and Directors as a Group (6 Persons)	385,376	14.0%
__________________________
*	Less than 1%.

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.  The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)
Includes 16,000 shares issuable upon exercise of options, but excludes options to acquire 11,500 shares which are not currently exercisable but which vest and will be exercisable as to an additional 2,000 shares on January 2, 2011 and 1,500 shares on January 4, 2011 and each anniversary thereafter until fully vested.

(3)
Includes 35,216 shares held in the EBC Charitable Remainder Trust, for which Mr. Chambers serves as trustee and as to which an immediate family member is beneficiary. Mr. Chambers disclaims beneficial ownership of the shares held by the EBC Charitable Remainder Trust.

(4)
Includes options to acquire 14,000 shares but excludes options to acquire 13,500 shares which are not currently exercisable but which vest and will be exercisable as to an additional 2,000 shares on or after August 4, 2009 and January 2, 2011, and 1,500 shares on January 4, 2011, respectively, and each anniversary thereafter until fully vested.

(5)
Includes options to acquire 3,800 shares but excludes options to acquire 13,200 options which are not currently exercisable but which vest and will be exercisable as to 1,900 shares on January 2, 2011 and 1,500 shares on January 4, 2011 and each anniversary thereafter until fully vested.

(6)
Represents 12,500 shares issuable upon exercise of options; excludes options to acquire an additional 6,000 shares which are not currently exercisable, but which options vest and will be exercisable as to an additional 1,500 shares on or after January 2, 2010 and 1,500 shares on January 4, 2011 and each anniversary thereafter until fully vested.

Interest of Directors and Executive Officers in the Matters to be Acted Upon

Dr. Paul F. Walter has been nominated for re-election as a Class III director and therefore has an interest in the outcome of Proposal 1.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the New York Stock Exchange.  Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2009, except that a Form 4 reporting five transactions was inadvertently filed late by Mr. Garrison.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
E. P. Marinos	68	Chairman of the Board (1)
James E. Rouse	55	President, Chief Executive Officer and Director
David A. Garrison	41	Executive Vice President of Finance and Chief Financial Officer
Jason R. Chambers	32	Director (1)
Julius Tabin, Ph.D.	90	Director (1)
Paul F. Walter, M.D.	72	Director (1)
___________________________
(1) E. P. Marinos, Dr. Julius Tabin and Jason Chambers serve as members of the Audit Committee and, together with Dr. Paul F. Walter, serve as independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

E. P. Marinos.  Mr. Marinos has served as a director of the Company since 1994.  Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting firm, since June 1, 2001.  Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from June 1997 until June 2001.  He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, in June 1999 and President and Chief Executive Officer of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001.  From March 1995 until June 1997, he was President and Chief Executive Officer of the Company.  Since August 2009 he has served as a director of the Bay Area Houston Ballet & Theatre, a non-profit organization.  He is a graduate of Wayne State University (B.S. in Business Administration with majors in Finance and Accounting, 1964) and a member of the AICPA.

Mr. Marinos brings upwards of 18 years prior experience with a “Big 8” accounting firm, including years of experience providing audit and advisory services to a variety of industries including medical, engineering, banking and energy.  His prior service as president and CEO of the Company as well as CEO and CFO of other publicly traded companies expand his breadth of knowledge of business and management.  His advanced degree in business administration including majors in finance and accounting, as well as prior experience, qualify him to serve as a member of the Company’s Audit Committee.

James E. Rouse.  Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002 after serving in the capacity of President and Chief Operating Officer since October of 2001.  Previously he had served as Vice President and General Manager of the Company from December 2000 to October 2001.  Mr. Rouse has also served as President, Chief Executive Officer and Chief Operating Officer of the Company’s subsidiary, Micron Products, since December 2000, Vice President and General Manager from July 2000 to December 2000 and Plant Operations Manager from December 1996 to July 2000.  Prior to joining Micron Products Mr. Rouse held the position of Operations Manager from December 1995 to December 1996 for Jarvis Surgical, Inc., a manufacturer of medical devices. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at KomTeK, Inc., a subsidiary of Kervick Enterprises, Inc., a manufacturer of close tolerance forgings and investment castings, from 1983 to 1995.  He is a graduate of the University of Massachusetts (Amherst) (B.A. Political Science, 1977) and Worcester Polytechnic Institute, School of Industrial Management (1997).

As the only management representative on the Company’s Board, Mr. Rouse provides an insider’s perspective in Board discussions about the business and strategic direction of the Company.  In addition, he has experience in all aspects of the Company’s business as well as advanced studies in industrial management.  Mr. Rouse is also active in local organizations and his contacts in the Fitchburg, Massachusetts, business and educational community afford him the opportunity to have a working relationship with the local leaders.

David A. Garrison.  Mr. Garrison was appointed Executive Vice President of Finance of the Company in December 2004 and has served as Chief Financial Officer since November 2002.  He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of consumer products.  He is a graduate of Miami University (B.S. in Finance, 1990) and Boston University (Masters in Business Administration, 2001).

Jason R. Chambers.  Mr. Chambers has served as a director of the Company since April 2006.  Mr. Chambers has served as President of Mountain Brook Water, a water bottling and distribution company, from June 14, 2002 to the present, and from August 2001 to the present has served as a consultant assisting The Chambers Medical Foundation, a private foundation, in assessing medical grant applications.  The Foundation beneficially owns approximately 10% of the Company’s outstanding common stock.  Mr. Chambers holds a Bachelor of Science degree from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member and a board member of Global Health Action, a non-profit organization focused on providing health professionals with leadership, management and project planning training.

Mr. Chambers brings over 8 years practical business and finance experience as the president of a growing enterprise along with knowledge of and relationships with the medical community through his non-profit activities.  His advanced degree in business administration and finance experience qualify him to serve on the Audit Committee.

Julius Tabin, Ph.D.  Dr. Tabin has served as a director of the Company since its founding in 1982.  Prior to his retirement in June 2006, Dr. Tabin was a partner in the law firm of Fitch, Even, Tabin & Flannery.  His practice focused on client counseling, litigation, and licensing in the areas of patents, trademarks, copyrights, trade secrets, related contract, and antitrust law.  He is a graduate of the University of Chicago (B.S., 1940; Ph.D. Physics, 1946) and Harvard Law School (LL.B., 1949).

Dr. Tabin has over 27 years experience on the Company’s Board and, as a result, has a depth of experience with the Company’s injection molding business.  His prior experience as director of other companies has expanded his breadth of knowledge of business and management.  His advanced degrees in physics and law as well as his more than 50 years experience counseling clients on intellectual property matters enable him to provide valuable insights into processes and potential pitfalls.

Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company since its founding in 1982.  Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University where he has served on the faculty since 1980. He specializes in cardiology and clinical electrophysiology.  Dr. Walter started the arrhythmia/electrophysiology service at Emory University in 1980.  He performed clinical research studies in signal averaged electrocardiography when this test was being developed in the 1980s.  He is a 1961 graduate of the University of Nebraska, College of Medicine with graduate studies at the University of Michigan.

Dr. Walter has over 27 years experience on the Company’s Board and brings, in addition, over 48 years experience in the medical field and community, particularly as it relates to cardiology.  His position on the faculty of Emory University and depth of knowledge in and ongoing experience with electrophysiology and developments in cardiology uniquely position him to provide valuable insights into innovative products in the medical field as well as markets for such products.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each executive officer of the Company is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of the Company, any owner of record or beneficial interest of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No director, director nominee, officer or affiliate of the Company, owner of record or beneficial interest of more than five percent of any class of voting securities of the Company has, to the Company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Pursuant to the Company’s By-Laws, the Board of Directors has established that the Board of Directors shall consist of no less than two and no more than six members. Currently the number of seats on the Board is five.  The Company’s By-Laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.  See Proposal 1.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2009.  There were nine formal Board meetings in person or by teleconference during 2009.  During 2009, all directors attended at least 75% of the meetings of our Board and Board committees on which they served.  Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy, one way or the other, on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Mr. James Rouse serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Mr. E.P. Marinos serves as the Chairman of the Board.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

The Board, either as a whole or through its Committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.  The Executive and Finance Committee regularly reviews with management the Company’s financial arrangements, capital structure and strategic opportunities.  The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines.  The Succession Committee focuses on succession planning for the executive officers.  Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Attendance Policy

All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings, and all of the directors in office at that time attended the 2009 Annual Meeting.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive and Finance Committee, a Nominating and Corporate Governance Committee, and a Succession Committee.

Audit Committee.  The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During the fiscal year 2009, the Audit Committee held six formal meetings.  Its current members are Mr. Jason Chambers (Chairman), Dr. Julius Tabin, and Mr. E.P. Marinos.  The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE AMEX, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely,
http://www.arthrt.com/investorrelations/corporategovernance/tabid/66/Default.aspx.

Compensation Committee.  The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans.  Its current members are Dr. Paul F. Walter (Chairman), Mr. E.P. Marinos and Dr. Julius Tabin. During the fiscal year 2009, the Compensation Committee held two formal meetings.  The current Compensation Committee Charter is available on the Company’s web site, namely,
http://www.arthrt.com/investorrelations/corporategovernance/tabid/66/Default.aspx.

Executive and Finance Committee.  The Executive and Finance Committee is composed of three members:  Mr. E. P. Marinos, Mr. James E. Rouse and Mr. Jason R. Chambers.  The principal functions of the Executive and Finance Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors.  The Executive Committee held nine formal meetings in 2009.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of three members of the board:  Dr. Julius Tabin (Chairman), Dr. Paul F. Walter, and Mr. E.P. Marinos, each of whom is an independent director as independence is defined by the rules and regulations of the NYSE AMEX.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  During the fiscal year 2009, the Committee held 2 formal meetings.  A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website, http://www.arthrt.com/investorrelations/corporategovernance/tabid/66/Default.aspx.

Succession Committee.  The Succession Committee is composed of five members: Mr. E.P. Marinos (Chairman), Mr. James E. Rouse, Dr. Julius Tabin, Dr. Paul F. Walter, and Mr. Jason R. Chambers.  The Succession Committee assists the Board in monitoring the preparation and adequacy of succession plans for executive officer positions.  During the fiscal year 2009, the Committee held no formal meetings.

Nominees to the Board of Directors

Dr. Paul Walter is the Board of Director’s nominee for re-election as Class III director to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to his business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below.  Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

For nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the Securities and Exchange Commission, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.

The notice must set forth the following:

•	the name and record address of the stockholder and the nominee;
•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business;

•	a description of all arrangements or understandings between the stockholder and each proposed nominee (naming the person) pursuant to which the nomination is to be made by the stockholder;
•
such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission were such nominee to be nominated by the Board of Directors; and

•	consent of each proposed nominee to serve as a director of the Company if so elected.

In addition to the provisions of Section 3 of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process.  In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  A copy of the Code can be found on the Company’s website at http://www.arthrt.com/ investorrelations/corporategovernance/tabid/66/Default.aspx.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee  Report and charter and the independence of the members of the Audit Committee  shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that we engage as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements of the Company for the fiscal year ended December 31, 2009 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with CCR LLP matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

By the Members of the Audit Committee:
Mr. Jason R. Chambers, Chairman
Mr. E.P. Marinos
Dr. Julius Tabin

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2009 and 2008, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2009, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2009 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
James E. Rouse (4)	2009	230,500	--	--	--	--	--	--	230,500
President and CEO	2008	230,500	--	--	26,059	--	--	--	256,559
David A.Garrison (5)	2009	142,500	--	--	--	--	--	--	142,500
EVP and CFO	2008	142,500	--	--	20,573	--	--	--	163,073

__________________________
(1)
Amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Option awards were made on January 2, 2008 with a Black-Scholes value of $2.74 per share. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal year 2009 may be found in Note 10 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2009.

(2)	The amounts shown in this column include payments made under the annual performance-based incentive plan.
(3)
Includes prerequisites based on the aggregate incremental cost to the Company unless the amount of such compensation is less than $10,000, gross-ups or other amounts reimbursed during the year for payment of taxes; accrued severance payments; contributions to defined contribution plans and the dollar value of insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

(4)	Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002.
(5)	Mr. Garrison was appointed as Executive Vice President of Finance of the Company in December 2004, and has served as Chief Financial Officer of the Company since November 2002.

Narrative Disclosure to Summary Compensation Table

Incentive Compensation Program.  The Company’s 2009 incentive plan was designed to provide an incentive for employees to achieve and surpass targeted performance goals.  All of the Company’s regular full time, salaried employees, including the executive officers, participate in this plan.  The annual bonus amount for each participant is based on one or more Company-wide performance measures.  The cash bonuses payable under the program are determined as a percentage of a participant’s annual base salary ranging from 3% to 17.5% for staff, managers and vice-president/manager personnel and ranging from 15% to 20% for executive officers.  The target level for performance-based cash incentive compensation is based on the Company’s internal budget targets, which are reviewed and approved by the Board.  The factors considered in establishing the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target.  This is usually done through discussions with the Company’s senior executives and with the Board.  Upon completion of the fiscal year, the Board assesses the performance of the Company based on the performance measures that it established for that year and approves the funding level of the cash incentive plan.  For 2009 and 2008 bonus levels for executive officers were based on a percentage of base salary assuming targeted budgeted operating profit levels were met.  As the 2009 and 2008 incentive plan goals were not met, no amounts were paid to the Named Executive Officers under the 2009 or 2008 incentive plan.

Employment Agreements.  The Company entered into an Executive Employment Agreement as of October 4, 2006 with James E. Rouse, the Company’s President and Chief Executive Officer, for the five year period commencing as of October 4, 2006.  The agreement replaces the prior five year employment agreement originally expiring October 4, 2006 and, as amended, extended to December 4, 2006.  Under the terms of the agreement, Mr. Rouse is to receive an annual base salary commencing as of October 5, 2006 of $230,000 subject to annual review and modification by the Board upon the recommendation of the Compensation Committee subject to minimum increases of $10,000 as of October 5, 2007 and 2008.

The Company entered into an Executive Employment Agreement as of February 14, 2007, with David A. Garrison, the Company’s Executive Vice President and Chief Financial Officer, for the five year period commencing as of January 1, 2007. Under the terms of the agreement, Mr. Garrison is to receive an annual base salary commencing as of January 1, 2007 of $150,000.

Each of Mr. Rouse and Mr. Garrison are also entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time at the discretion of the Compensation Committee, upon the approval of the Board of Directors.  The Executive Employment Agreements each provide confidentiality, non-competition and non-solicitation restrictions following termination of employment. In the event the Company terminates either Mr. Rouse or Mr. Garrison’s employment agreement without “cause” or the executive terminates the agreement for “good reason” as such terms are defined in the agreements, the Company will be required to pay the greater of the executive’s then current annual base compensation for the remaining period of employment as in effect immediately prior to such termination or his then current annual base compensation for twenty-four months and will provide certain medical benefits for up to 24 months.  In the event of a “change of control,” including merger, consolidation, a sale of all or substantially all of the Company's assets or a sale or transfer of the Company's voting securities resulting in a change in the ownership of a majority of the Company's voting securities, the Company may terminate the executive’s employment, in which event he is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of 24 months, as well as 24 months of medical and dental benefits.

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James E. Rouse	1,900(1)	7,600(1)	--	$ 7.15	01/02/2014	--	--	--	--
David A. Garrison	8,000	--	--	9.86	12/19/2011	--	--	--	--
	1,500(2)	6,000(2)	--	7.15	01/02/2014	--	--	--	--
_________________________

(1)	Exercisable as to 1,900 shares on 1/2/09 and each anniversary until all 9,500 options are exercisable.
(2)	Exercisable as to 1,500 shares on 1/2/09 and each anniversary until all 7,500 options are exercisable.

Director Compensation

For fiscal year 2009 each non-employee director received cash compensation of $25,000, payable quarterly.  Additionally, the chairman of the Board received an additional $5,000 and the chairman of the audit committee received an annual fee of $4,000.  During fiscal year 2009, our current directors who were serving in such capacity in 2009 received the following fees:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
E.P. Marinos	$ 30,000	--	--	--	--	--	$ 30,000
Julius Tabin	25,000	--	--	--	--	--	25,000
Paul F. Walter, M.D.	25,000	--	--	--	--	--	25,000
Jason R. Chambers	29,000	--	--	--	--	--	29,000
__________________________
(1)	Includes amounts earned from the annual retainer and chairperson fees.

Compensation Committee Procedures

The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s employee benefit plans including the Stock Option Plan and Stock Award Plan.  In 2009, the Committee was comprised of Dr. Paul F. Walter, Chairman, Dr. Julius Tabin, and Mr. E.P. Marinos, each of whom is an independent director.

The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s employees and executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.

The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders.  The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.

Base Salary.  Base salaries are intended to provide economic security for executive officers at a level sufficient to attract and retain talent. Initial salary levels are set based on the executive officer’s experience and performance, pay levels for similar positions and negotiations with individual named executive officers.  Thereafter, the Compensation Committee considers increases to base salaries each year based on its subjective assessment of our overall performance over the preceding year, internal factors involving the executive's experience, individual performance, and changes in responsibilities and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions.  No specific formula is applied to determine the weight of each factor which may vary from one named executive officer to another.

Incentive Compensation Program.  The Company’s annual cash incentive plan is designed to provide an incentive for employees to achieve and surpass targeted performance goals.  All of the Company’s regular full time, salaried employees, including the executive officers, participate in this plan.  The annual bonus amount for each participant is based on one or more Company-wide performance measures.  The target level for performance-based cash incentive compensation is based on the Company’s internal budget targets, which are reviewed and approved by the Board.  The factors that considered in evaluating the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target.  This is usually done through discussions with the Company’s senior executives and with the Board.  Upon completion of the fiscal year, the Compensation Committee reviews the performance of the Company based on the performance measures established for that year and the funding level of the cash incentive plan.

Long-Term Incentive Compensation.  The Company also grants stock options and other equity incentives under its Stock Option and Stock Award Plans in order to link compensation to the Company's long-term growth and performance and to increase stockholder value.  The Committee recommends grants to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title based in part on the recommendation of the Company’s executive officers.  Awards are based on the employee's position in the Company, as well as the employee's current performance and anticipated future contributions.  The Committee also considers the amount and terms of stock options and stock awards previously granted to the employees and executive officers.  The Committee individually evaluates these factors with respect to the employees and each executive officer and then the Committee reaches a consensus on the appropriate award to be recommended for approval by the Board.

Compensation of President and Chief Executive Officer.  James E. Rouse was named President and Chief Executive Officer of the Company in October 2002 and served pursuant to a five-year employment agreement through October 4, 2006 at an annual rate of compensation of $175,000.  Based in part on advice received from the consulting firm engaged by the Compensation Committee as to competitive conditions for senior executive officers at similar public companies and in part on negotiations with Mr. Rouse, a new five-year employment agreement was negotiated and implemented providing annual compensation of $230,000 per year commencing as of October 5, 2006.  A discussion of other terms and conditions of the employment agreement are set forth elsewhere herein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs set forth the reportable transactions in the last fiscal year between the Company and its executive officers, directors or affiliates. See “Compensation of Directors and Executive Officers”, “Narrative to Summary Compensation Table”, and “Employment Agreements” for descriptions of the terms of the employment agreement between the Company and the Company’s Executive Officers and “Director Compensation” for a description of terms of compensation arrangements with our directors.

Transactions with Management and Others

To date, all transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of, such transaction.  The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors. The Board has determined the Board shall consist of no less than two or more than six directors.  The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of five seats, namely, James E. Rouse and Jason R. Chambers (Class I with term expiring at the 2011 Annual Meeting); E. P. Marinos and Julius Tabin (Class II with terms expiring at the 2012 Annual Meeting) and Paul F. Walter (Class III with term expiring at the 2010 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating Committee, has concluded that the nomination and re-election of Paul F. Walter as a Class III director is in the best interest of the Company and recommends stockholder approval of the re-election of Dr. Walter for a three-year term (expiring at the 2013 Annual Meeting) and until his successor has been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Dr. Walter and the other Company directors can be found under “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR the nominees, except where authority has been withheld as to the particular nominee.

The nominees for director receiving a plurality of the votes represented by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. Each of the nominees has consented to being named in this Proxy Statement and to serve his term if elected.  As of the date of this Proxy Statement, the Board is not aware that either nominee is unable or will decline to serve as a director.  If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

The Board of Directors recommends that stockholders vote FOR the nominee for election to the Board of Directors of the Company.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN

General

On March 10, 2010, the Company’s Board of Directors adopted the Arrhythmia Research Technology, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) upon the recommendation of the Compensation Committee and subject to stockholder approval at the Annual Meeting. The statements contained in this Proxy Statement concerning the terms and provisions of the 2010 Plan are summaries only and are qualified in their entirety by reference to the full text of the 2010 Plan, as amended, a copy of which is attached hereto as Appendix I.

The Board of Directors believes that the effective use of stock-based long-term incentive compensation is important to our ability to achieve continued strong performance in the future by aligning the interests of employees, non-employee board members, consultants and key advisors with the interests of the Company’s stockholders and to provide an opportunity for such persons to acquire and maintain a proprietary interest in the Company through stock ownership.  Accordingly, the Company is seeking stockholder approval of the 2010 Plan.  There are approximately 97 persons currently eligible to participate in the 2010 Plan, of which 93 are employees, including 2 executive officers and 4 non-employee members of the Board of Directors.

The 2010 Plan authorizes the issuance of an aggregate of 500,000 shares, namely, 400,000 shares of our common stock plus an aggregate of 100,000 shares currently reserved for issuance under the Company’s 2005 Stock Award Plan (the “2005 Plan”).  If the 2010 Plan is approved by stockholders, it will replace in the entirety the 2005 Plan, pursuant to which no grants have been made. The Company’s 2001 Stock Option, which expires in 2011, will continue to govern outstanding options but it is the Company’s intention that no further options will be granted under the 2001 Plan.  In the event the 2010 Plan is adopted by stockholders, we will therefore have one plan providing the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation and under which an aggregate of 500,000 shares will be reserved for such grants.

Equity Compensation Plan Information

The following table provides information, as of March 9, 2010, with respect to our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders	179,000	$ 9.29	268,000(1)
Equity compensation plans not approved by security holders	--	--	--
Total	179,000	$ 9.29	268,000(1)
(1) Includes 168,000 shares available under the 2001 Plan.  Also includes 100,000 shares currently available under the 2005 Plan but which will be reallocated to the 2010 Plan if approved by stockholders.

The 2010 Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

The 2010 Plan will be administered by the Company’s Compensation Committee. The Compensation Committee shall recommend to the Board the participants who will receive awards under the 2010 Plan (each a “Participant”) and the type, size and terms of each award. The Compensation Committee will make such other determinations that it decides are necessary or desirable in the interpretation and administration of the 2010 Plan.

Shares Subject to the 2010 Plan

Pursuant to the 2010 Plan, the aggregate number of shares of common stock that may be issued is 500,000 shares, subject to adjustment to prevent the dilution of rights from stock dividends, stock splits, recapitalization or similar transactions.  Shares issued under the Plan may be authorized but unissued shares of common stock or reacquired shares of common stock, including shares purchased by the Company on the open market.

Awards under the 2010 Plan

Under the 2010 Plan, incentive stock options (“Incentive Stock Options”), as defined in Section 422 of the Code, as well as options which do not so qualify (“Nonqualified Stock Options”), stock units, stock awards, stock appreciation rights (“SARs”) and other stock-based awards my be awarded. Incentive Stock Options and Nonqualified Stock Options together are referred to herein as “Options.”

Options.  The duration of any Option shall be recommended by the Compensation Committee and determined by the Board; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.  The price at which each share of common stock subject to an Option shall be recommended by the Compensation Committee and determined by the Board; provided, however, that the price for an Incentive Stock Option will be equal to, or greater than, the fair market value of a share of common stock on the date the Option is granted and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units.  Stock units may be granted to an employee, consultant or non-employee director, upon such terms and conditions deemed appropriate under the 2010 Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.

Stock Awards.  Shares of common stock may be issued to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as deemed appropriate under the 2010 Plan.  Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards.  SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock.  The stock appreciation for an SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR.  The Compensation Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as the Board deems appropriate.  Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.  The Plan will be unfunded as to amounts which may be awarded or paid in cash and the Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grants under this Plan.

Qualified Performance-Based Compensation. Stock units, stock awards, SARs or other stock-based awards granted to an employee may be determined to be “qualified performance-based compensation” under Section 162(m) of the Code.

Termination of Employment

If the employment or service of a Participant is terminated for cause, as defined in the 2010 Plan, the Options of such Participant, both accrued and future, then held shall terminate immediately.  If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination.  In the case of a Participant who becomes disabled, as defined by Section 22(e)(3) of the Code, the rights of such Participant under any then outstanding Options shall be exercisable by such Participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the rights of such Participant under any then outstanding Options shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within one year after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, if any, at the date of death. If a person or estate acquires the right to exercise an award under the 2010 Plan by bequest or inheritance, the Company may require reasonable evidence as to the ownership of such award, and may require such consents and releases of taxing authorities as the Company may deem advisable.

Change in Control

In the event of a “Change of Control”, the Company may take any one or more of the following actions with respect to any or all outstanding grants, without the consent of any Participant:

(i) determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Compensation Committee determines;

(ii) require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company stock as determined by the Compensation Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company stock subject to the Participant’s unexercised Options and SARs exceeds the exercise price, if any, and on such terms as the Compensation Committee determines;

(iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Compensation Committee deems appropriate;

(iv) determine that Participants holding stock units or other stock-based awards shall receive one or more payments in settlement of such stock units or other stock-based awards, in such amount and form and on such terms as may be determined by the Compensation Committee; or

(v) determine that grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Company may specify.

“Change of Control” shall be deemed to have occurred in the event of:

•
A merger, consolidation, liquidation or reorganization of the Company into or with another company or other legal person, after which merger, consolidation, liquidation or reorganization the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity;

•
The direct or indirect acquisition by any person (as the term “person” is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting capital stock of the Company, in a single or series of related transactions; or

•
The sale, exchange, or transfer of all or substantially all of the Company’s assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entity or entities to which the assets were transferred).

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only.  State and local income tax consequences are not discussed, and may vary from locality to locality.  The federal income tax consequences arising with respect to awards granted under the 2010 Plan will depend on the type of the award.  The following provides only a general description of the application of federal income tax laws to certain awards under the 2010 Plan and is subject to future changes in the law, possibly with retroactive effect.

Incentive Stock Options. A Participant is not taxed at the time an Incentive Stock Option is granted.  The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time.  The difference between the Option exercise price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death.  If the Participant meets the employment rule but fails to observe the holding rule, a disqualifying disposition, the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option exercise price.  Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised).  If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option exercise price.  In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options.  Under present regulations, a Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted.  In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option exercise price, and the Company will receive a corresponding deduction.  Income tax withholding requirements apply upon exercise.  The Participant’s basis in the shares so acquired will be equal to the Option exercise price plus the amount of ordinary income upon which he is taxed.  Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.  With respect to both nonqualified stock options and incentive stock options, special rules apply if a Participant uses shares of common stock already held by the Participant to pay the exercise price.

Stock Appreciation Rights.  A Participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature.  Upon the exercise of an SAR, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards.  Upon receipt of an unrestricted stock award, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the Participant with respect to the shares.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a Participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares.  Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a Participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt.  This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a Participant has made a timely and proper Section 83(b) election.  If a Participant makes a timely and proper Section 83(b) election, when the Participant sells the restricted shares, the Participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant receives from the sale and the tax basis of the shares sold.  If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, the Participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made.  If a Participant has to forfeit the shares to us (e.g., upon the Participant’s termination prior to expiration of the restriction period), the Participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the Participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units.  A Participant generally will not recognize income at the time a stock unit is granted.  When any part of a stock unit is issued or paid, the Participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the Participant receives.

Performance Shares and Performance Units.  A Participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the Participant pursuant to the terms of the performance shares or units, the Participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the Participant over any amount paid by the Participant with respect to the performance shares or units.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a Participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Withholding.  The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the 2010 Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the 2010 Plan or otherwise.

New Plan Benefits

It is not possible to predict the individuals who will receive future awards under the 2010 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee.  The last reported sales price of the common stock underlying the 2010 Plan on March 9, 2010 was $7.03.

Termination or Amendment of the 2010 Plan

The Board of Directors may at any time terminate the 2010 Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any grant shall theretofore have been granted, affect or impair the rights of such individual under such grant.  Pursuant to Section 422(b)(2) of the Code, no Incentive Stock Option may be granted pursuant to this Plan more than ten years from the date the 2010 Plan is adopted or the date the 2010 Plan is approved by the stockholders of the Company, whichever is earlier.

Stockholder Approval

To be approved, this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the proposal to approve the Company’s 2010 Equity Incentive Plan.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the continued engagement of CCR LLP (“CCR”) as our independent registered public accounting firm is in the best interests of the Company. CCR, formerly known as Carlin, Charon & Rosen LLP, has served as the Company’s registered public accounting firm since February 2006.

The stockholders of the Company are being asked to ratify this appointment.  The Company has been informed that neither CCR nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of CCR is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

The Audit Committee, prior to recommending the appointment of CCR in connection with the audit for the fiscal year ended December 31, 2009 and its reappointment for the fiscal year ended December 31, 2010, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Fees earned by CCR for services rendered in connection with the fiscal years ended December 31, 2009 and 2008 are set forth below. All fees earned by our independent registered public accounting firm were pre-approved by the Audit Committee.

	2009	2008
Audit fees	$ 97,500	$ 100,900
Audit-related fees	-	-
Tax fees	15,200	17,600
All other fees	-	-
Audit Fees

Audit Fees for 2009 and 2008 consist of fees for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports, and audit services provided in connection with other statutory or regulatory requirements and amounted to $97,500 and $100,900 respectively.

Audit-Related Fees

There were no Audit-Related Fees for 2009 and 2008.

Tax Fees

Tax Fees for 2009 and 2008 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $15,200 and $17,600 respectively, all of which was approved by the Audit Committee of the Board of Directors.

All Other Fees

There were no Other Fees for 2009 and 2008.

Recommendation and Vote

To be approved, Proposal 3 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

PROPOSAL 4

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, namely to elect Dr. Paul F. Walter to the Board of Directors, to approve the adoption of the Company’s 2010 Equity Incentive Plan and to ratify the independent public accountants for the year ending December 31, 2010, management intends to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies.  In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the proposals relating to election of Dr. Paul F. Walter to the Board of Directors, to approve the adoption of the 2010 Equity Incentive Plan and the ratification of the appointment of the independent public accountants for the fiscal year ending December 31, 2010.

In this proposal, we are asking you to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies.  If our stockholders approve the adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the election of directors and ratification of accountants and seek to convince the holders of those shares to change their votes in favor of the proposals.

Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned.  However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting, whether or not a quorum is present. Abstentions and broker non-votes will not affect the vote on the adjournment proposal.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies to approve the election of Dr. Walter to the Board of Directors, the approval of the adoption of the 2010 Equity Incentive Plan and the ratification of the appointment of the independent registered accounting firm for the fiscal year ending December 31, 2010.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-Laws and the regulations of the SEC.  Should a stockholder intend to present a proposal at the 2011 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420, not later than  90 nor earlier than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made including through public filings.  For nominations by a stockholder relating to a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice, either by personal delivery or by mail not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company.

The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting; and

•	any material interest of the stockholder in such business; and as to the stockholder giving the notice:

•	the name and record address of the stockholder;

•
A description of all arrangements or understandings between the stockholder and any other person or persons (naming the person) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business;

•
the class, series and number of shares of capital stock of the Company which are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is made;

•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business.

Any proposal of a stockholder intended to be presented at the Company’s next annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than January 30, 2011 nor earlier than December 31, 2010.

A copy of the relevant By-Law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and our Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ E.P. Marinos
E. P. Marinos, Secretary
Fitchburg, Massachusetts
March 15, 2010

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

2010 EQUITY INCENTIVE PLAN

1. Purpose and Objectives

The Arrhythmia Research Technology, Inc. 2010 Equity Incentive Plan (the “Plan”) is designed to align the interests of (i) designated employees of Arrhythmia Research Technology, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide an opportunity for such persons to acquire and maintain a proprietary interest in the Company through stock ownership.  By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.  The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent.  The Plan shall become effective if and at the time it is approved by the shareholders of the Company.

2. Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

a. “Board” means the Company’s Board of Directors.

b. “Cause,” unless otherwise defined in the instrument evidencing an award or in a written employment, services or other agreement between the Participant and the Company, means dishonesty, fraud, serious or willful misconduct, violation of Company policies and procedures including the Code of Ethics, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Compensation Committee, whose determination shall be conclusive and binding.

c. “Change of Control” shall be deemed to have occurred if:

i. A merger, consolidation, liquidation or reorganization of the Company into or with another company or other legal person, after which merger, consolidation, liquidation or reorganization of the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity;

ii. The direct or indirect acquisition by any person (as the term “person” is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting capital stock of the Company, in a single or series of related transactions; or

iii. The sale, exchange, or transfer of all or substantially all of the Company’s assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entity or entities to which the assets were transferred).

d. “Code” means the Internal Revenue Code of 1986, as amended.

e. “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.  Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

f. “Company” means Arrhythmia Research Technology, Inc., any present or future subsidiary, and any successor corporation.

g. “Company Stock” means the common stock, $0.01 par value, of the Company.

h. “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

i. “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

j. “Effective Date” of the Plan means ____________, 2010 [the date of approval by stockholders].

k. “Employee” means an employee of the Employer (including an officer or director who is also an employee).

l. “Employer” means the Company and its subsidiaries.

m. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

n. “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

o. “Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee.  In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded.

p. “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

q. “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

r. “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

s. “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

t. “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

u. “Option” means an option to purchase shares of Company Stock, as described in Section 7.

v. “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.

w. “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

x. “Plan” means this Arrhythmia Research Technology, Inc. 2010 Equity Incentive Plan, as in effect from time to time.

y. “SAR” means a stock appreciation right as described in Section 10.

z. “Stock Award” means an award of Company Stock as described in Section 9.

aa. “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3. Administration

a. Committee.  The Plan shall be administered and interpreted by the Committee.  The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform functions designated by the Committee, to the extent that such delegation is permitted under the Delaware General Corporation Law and other applicable laws.  Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, in order to ensure that transactions under the Plan are exempt under Rule 16b-3 or for any other reason; provided, however, that authority specifically reserved to the Board under the terms of the Plan, the Company’s Certificate of Incorporation or By-Laws, or applicable law shall be exercised by the Board and not by the Committee.

b. Committee Authority.  Except as otherwise provided herein or as required by law, the Committee shall have the authority to make recommendations to the Board as to (i) the Participants to whom Grants shall be made under the Plan, (ii) the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) amendment of the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and to deal with any other matters arising under the Plan.

c. Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable.  The interpretations of the Plan and all determinations made by the Committee and/or the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee and/or the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

d. Limitation of Liability.  Each member of the Committee or the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee or the Board, nor any officer or employee of the Company acting on behalf of the Committee or the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee or the Board and any officer or employee of the Company acting on behalf of the Committee or the Board or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4. Grants

a. Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10.  All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

b. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of the Plan need not be uniform as among the Participants.

5. Shares Subject to the Plan

a. Shares Authorized.  The aggregate number of shares of Company Stock that may be issued under the Plan shall be, subject to adjustment as described in subsection (d) below:

i. 400,000 shares plus

ii. 100,000 shares reserved for issuance pursuant to the 2005 Stock Award Plan, which shares shall cease, as of the Effective Date, to be available for grant and issuance under the 2005 Stock Award Plan but shall be available for issuance under the Plan.

b. Source of Shares; Share Counting.  Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market.  If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

c. Individual Limits.  In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Company) exceed $100,000.

d. Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Board shall be final, binding and conclusive.

6. Eligibility for Participation

a. Eligible Persons.  All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

b. Selection of Participants.  The Committee shall recommend and the Board shall select the Employees, Consultants and Non-Employee Directors to receive Grants, and shall determine the type of Grant and the number of shares of Company Stock subject to each Grant.

7. Options

a. General Requirements. The Committee may recommend and the Board may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Board deems appropriate under this Section 7.  The Committee shall recommend to the Board for its determination the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

b. Type of Option, Price and Term. The Committee may recommend and the Board may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

i. The Exercise Price of Company Stock subject to an Option shall be determined by the Board; provided, however, that the Exercise Price for an Incentive Stock Option will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

ii. The Committee shall recommend to and the Board shall determine the term of each Option, which shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

iii. Exercisability of Options.

iv. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Board and specified in the Grant Agreement.  The Board upon the recommendation of the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

v. Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board upon the recommendation of the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

c. Termination of Employment or Service.  Unless otherwise specifically provided in the instrument evidencing an award or in a written employment, services or other agreement between the Participant and the Company, upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

i. In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board upon the recommendation of the Committee), but in any event no later than the date of expiration of the Option term. Any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

ii. In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 7, if the Board determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

iii. In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

iv. If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

d. Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

e. Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8. Stock Units

a. General Requirements.  The Committee may recommend and the Board may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as it deems appropriate under this Section 8.  Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock.  All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

b. Terms of Stock Units.  The Committee may recommend and the Board may grant Stock Units that are payable on terms and conditions determined by it, which may include payment based on achievement of performance goals.  Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee.  The Committee shall recommend and the Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

c. Payment With Respect to Stock Units.  Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.  The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

d. Requirement of Employment or Service.  The Committee shall recommend and the Board shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9. Stock Awards

a. General Requirements. The Committee may recommend and the Board may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as it deems appropriate under this Section 9.  Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Committee may recommend and the Board may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.  The Committee shall recommend and the Board shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

b. Requirement of Employment or Service.  The Committee shall recommend and the Board shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

c. Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares subject thereof except upon death as described in Section 14(a).  Each certificate for a share subject of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed.  The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

d. Right to Vote and to Receive Dividends.  The Committee shall recommend and the Board shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares subject of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

10. Stock Appreciation Rights and Other Stock-Based Awards

a. The Committee may recommend and the Board may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option.  The following provisions are applicable to SARs:

i. Base Amount.  The base amount of the SAR shall be established at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

ii. Tandem SARs.  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

iii. Exercisability.  An SAR shall be exercisable during the period specified in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement.  SARs may be granted that are subject to achievement of performance goals or other conditions.  The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d).  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

iv. Grants to Non-Exempt Employees.  SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

v. Value of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

vi. Form of Payment.  The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.  If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

b. Other Stock-Based Awards.  The Committee may recommend and the Board may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as it deems appropriate.  Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11. Qualified Performance-Based Compensation

a. Designation as Qualified Performance-Based Compensation.  The Committee may recommend and the Board may determine that Stock Units, Stock Awards, SARs or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 11 shall apply to such Grants.  The Committee may recommend and the Board may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 11 or otherwise.

b. Performance Goals.  When Grants are made under this Section 11, the Grant shall set forth in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.”  The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Board shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Board as “qualified performance-based compensation.”

c. Criteria Used for Objective Performance Goals.  Objectively determinable performance goals shall be based on one or more of the following criteria:  stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, performance relative to a designated comparison group, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, or goals relating to acquisitions or divestitures.  The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing.  Performance goals need not be uniform among Participants.  Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

d. Timing of Establishment of Goals.  Performance goals shall be established in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

e. Certification of Results.  The Board shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends.  The Board shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

f. Death, Disability or Other Circumstances.  The Grant Agreement may provide that Grants under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

12. Deferrals

The Company may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant.  The Company shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13. Withholding of Taxes

a. Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

b. Election to Withhold Shares.  If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee.

14. Transferability of Grants

a. Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution.  When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

b. Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Company may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Company may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15. Consequences of a Change of Control

In the event of a Change of Control, the Company may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee recommends, (ii) require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as recommended by the Committee, in an amount equal to the amount by which the then air Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee recommends, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).  Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Company may specify.

16. Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Company shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.  No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17. Amendment and Termination of the Plan

a. Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.  No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below.  Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

b. Stockholder Approval for “Qualified Performance-Based Compensation.”  If Grants are made under Section 11 above, the Plan must be reapproved by the Company’s shareholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 11, if additional Grants are to be made under Section 11 and if required by section 162(m) of the Code or the regulations thereunder.

c. Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.  The termination of the Plan shall not impair the power and authority of the Board or the Committee with respect to an outstanding Grant.

18. Miscellaneous

a. Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan.  Without limiting the foregoing, the Grant may be made to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation.  The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as recommended by the Committee and determined by the Board.

b. Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

c. Enforceability.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

d. Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person.  No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company.  To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

e. Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer nor shall it interfere in any way with the right of the Company or any subsidiary to terminate such person’s employment or service at any time.  Unless otherwise specified in the applicable Grant Agreement, an approved leave of absence shall not be considered a termination of employment or service for purposes of a Grant under the Plan

f. No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

g. Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Committee recommends to comply with the laws of the applicable countries, and the Committee may adopt such procedures, or recommend the Board adopt such addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

h. Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

APPENDIX II

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Stockholders to be held on
April 30, 2010

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated  March 15, 2010, and hereby appoints Judy Lucier and David A. Garrison, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts, on April 30, 2010 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	Election of Class III Director (3 year term) Nominee: Paul F. Walter

☐VOTE FOR THE NOMINEE                                          or                                  ☐     VOTE WITHHELD FOR THE NOMINEE

           2.   Approval of the adoption of the Company’s 2010 Equity Incentive Plan.

☐   VOTE FOR                                       ☐ VOTE AGAINST                             ☐     ABSTAIN

3. To ratify the appointment of CCR LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

☐ VOTE FOR                                      ☐ VOTE AGAINST                             ☐     ABSTAIN

   4.   Authorization to adjourn the Annual Meeting.

 ☐   VOTE FOR                                      ☐    VOTE AGAINST                              ☐     ABSTAIN

           5.   Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

                                  PLEASE SIGN AND DATE.

                                 Dated_______________________ , 2010

Signature

Printed Name

Signature

Printed Name
(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES